SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

F O R M 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      October 12, 2000

A V N E T, I N C
(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)

1-4224	11-1890605

(Commission File Number)	(I.R.S. Employer Identification No.)

2211 South 47th Street, Phoenix, Arizona	85034

(Address of principal executive offices)	(Zip Code)

  (602) 643-2000
(Registrant’s telephone number, including area code)

  Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Events

      On October 12, 2000, the Registrant sold $325,000,000 aggregate principal amount of Floating Rate Notes due 2001 and $200,000,000 aggregate principal amount of 8.20% Notes due 2003 (collectively, the “Notes”), in an underwritten public offering pursuant to the Registrant’s Registration Statement on Form S-3, Registration No. 333-39530 (the “Registration Statement”).

Item 7. Financial Statement and Exhibits.

      (c) Exhibits:

      The exhibits listed below relate to the Registration Statement and are filed herewith for incorporation by reference in the Registration Statement:

Exhibit Number	Description of Exhibit

1	Pricing Agreement dated October 12, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as Representatives of the Several Underwriters (included in Exhibit 4.2 below as Exhibit D thereto)

4.1	Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series

4.2	Officers’ Certificate dated October 13, 2000, providing for the Notes, including (a) the forms of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

5	Opinion of David R. Birk with respect to the legality of the Notes.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVNET, INC.

Date: October 17, 2000	By: /s/ Raymond Sadowski Raymond Sadowski Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

1	Pricing Agreement dated October 12, 2000, between the Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated on behalf of themselves and as Representatives of the Several Underwriters (included in Exhibit 4.2 below as Exhibit D thereto).

4.1	Indenture dated as of October 1, 2000, between the Registrant and Bank One Trust Company, N.A., as Trustee, providing for the issuance of Debt Securities in one or more series

4.2	Officers’ Certificate dated October 13, 2000, providing for the Notes, including (a) the forms of the Notes, and (b) the Pricing Agreement referred to in Exhibit 1 above.

5	Opinion of David R. Birk with respect to the legality of the Notes.

4